UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Kindred Healthcare, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders.

At the annual meeting, the Company’s shareholders voted to elect the following board members to terms expiring at the Company’s 2013 Annual Meeting of Shareholders: Edward L. Kuntz, Joel Ackerman, Jonathan D. Blum, Dr. Thomas P. Cooper, Paul J. Diaz, Christopher T. Hjelm, Isaac Kaufman, Frederick J. Kleisner, Eddy J. Rogers, Jr., John H. Short, Ph.D. and Phyllis R. Yale.

In addition to electing directors, the Company’s shareholders approved the Company’s 2011 executive compensation program, approved the 2012 Equity Plan for Non-Employee Directors, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012 and approved a shareholder proposal from the City of Philadelphia Public Employees Retirement System requesting the Board of Directors to adopt a policy requiring the Chair of the Company’s Board of Directors to be an independent member of the Board (the “Shareholder Proposal”).

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes
a. Edward L. Kuntz	44,970,367	873,392	127,751	2,690,206
b. Joel Ackerman	42,061,839	3,781,640	128,031	2,690,206
c. Jonathan D. Blum	39,235,122	6,608,817	127,571	2,690,206
d. Thomas P. Cooper, M.D.	45,184,499	659,534	127,477	2,690,206
e. Paul J. Diaz	45,024,880	819,050	127,580	2,690,206
f. Christopher T. Hjelm	45,250,232	573,727	147,551	2,690,206
g. Isaac Kaufman	44,873,385	970,074	128,051	2,690,206
h. Frederick J. Kleisner	45,279,547	564,505	127,458	2,690,206
i. Eddy J. Rogers, Jr.	39,229,202	6,614,780	127,528	2,690,206
j. John H. Short, Ph.D.	45,022,931	821,107	127,472	2,690,206
k. Phyllis R. Yale	39,251,718	6,592,499	127,293	2,690,206

2.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2012 proxy statement:

For	Against	Abstain	Broker Non-Votes
37,730,119	8,044,591	196,800	2,690,206

3.	Proposal to approve the 2012 Equity Plan for Non-Employee Directors:

For	Against	Abstain	Broker Non-Votes
41,662,865	4,115,106	193,539	2,690,206

4.	Proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal year 2012:

For	Against	Abstain	Broker Non-Votes
47,912,646	570,298	178,772	—

5.	Shareholder Proposal:

For	Against	Abstain	Broker Non-Votes
23,930,949	21,796,956	243,605	2,690,206

Item 8.01.	Other Events.

Incorporated by reference is a press release issued by the Company on May 17, 2012, which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1        Press release dated May 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 18, 2012	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary